Exhibit 99.2

SERITAGE
GROWTH PROPERTIES

First Quarter 2022 Supplemental Information

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “would,” “may” or other similar expressions in the Company’s Quarterly Report on Form 10-Q. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of the Company’s Quarterly Report on Form 10-Q. The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto included in Part 1 of the Quarterly Report.

Financial Information

Summary Information

March 31, 2022

(in thousands, except per share and PSF amounts)

	Three Months Ended March 31,
Financial Results	2022	2021
Net loss attributable to Seritage common shareholders	$(53,430)	$(8,945)
Total NOI	$10,493	$9,433
Net loss per share attributable to Seritage common shareholders	$(1.22)	$(0.23)
Wtd. avg. shares - EPS	43,634	39,477
Stock trading price range	$8.49 to $14.45	$13.86 to $23.22

Condensed Consolidated Balance Sheets (unaudited)

March 31, 2022

(in thousands, except share and per share amounts)

	March 31, 2022	December 31, 2021
ASSETS
Investment in real estate
Land	$437,431	$475,667
Buildings and improvements	927,214	994,221
Accumulated depreciation	(153,454)	(154,971)
	1,211,191	1,314,917
Construction in progress	388,323	381,194
Net investment in real estate	1,599,514	1,696,111
Real estate held for sale	92,078	—
Investment in unconsolidated entities	471,271	498,563
Cash and cash equivalents	53,807	106,602
Restricted cash	7,152	7,151
Tenant and other receivables, net	38,172	29,111
Lease intangible assets, net	13,151	14,817
Prepaid expenses, deferred expenses and other assets, net	60,828	61,783
Total assets (1)	$2,335,973	$2,414,138

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term loan facility, net	$1,439,437	$1,439,332
Sales-leaseback financing obligations	20,639	20,627
Accounts payable, accrued expenses and other liabilities	98,773	109,379
Total liabilities (1)	1,558,849	1,569,338

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 43,675,446 and 43,632,364 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	437	436
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of March 31, 2022 December 31, 2021; liquidation preference of $70,000	28	28
Additional paid-in capital	1,241,583	1,241,048
Accumulated deficit	(607,201)	(553,771)
Total shareholders' equity	634,847	687,741
Non-controlling interests	142,277	157,059
Total equity	777,124	844,800
Total liabilities and shareholders' equity	$2,335,973	$2,414,138

(1) The Company's condensed consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs"). See Note 2. The condensed consolidated balance sheets, as of March 31, 2022, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(0.9) million of accumulated depreciation and $4.0 million of other assets included in other line items. The Company's condensed consolidated balance sheets as of December 31, 2021, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(0.9) million of accumulated depreciation and $4.0 million of other assets included in other line items.

Condensed Consolidated Statements of Operations (unaudited)

March 31, 2022

(in thousands, except per share amounts)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
REVENUE
Rental income	$29,084	$28,091	$28,819	$27,595	$31,146	$27,478	$33,966
Management and other fee income / (expense)	1,821	434	184	279	135	174	(259)
Total revenue	30,905	28,525	29,003	27,874	31,281	27,652	33,707
EXPENSES
Property operating	11,032	11,493	11,585	11,286	10,643	11,012	11,154
Real estate taxes	8,150	7,497	8,542	9,061	10,155	8,672	9,487
Depreciation and amortization	11,934	11,570	13,159	13,328	13,142	14,551	23,647
General and administrative	9,092	9,947	8,780	11,990	11,232	(418)	11,203
Total expenses	40,208	40,507	42,066	45,665	45,172	33,817	55,491
Gain/(loss) on sale of real estate, net	(1,015)	156,602	22,774	18,097	24,208	28,596	(14,706)
Gain on sale of interests in unconsolidated joint ventures	—	—	—	—	—	1,758	—
Impairment of real estate assets	(991)	(25,773)	(3,814)	(64,539)	(1,700)	(47,701)	(14,594)
Equity in loss of unconsolidated entities	(33,076)	(202)	(5,535)	(2,327)	(1,162)	(2,161)	(335)
Interest and other income	11	1,083	48	530	7,624	934	1,986
Interest expense	(22,588)	(26,128)	(26,721)	(28,976)	(26,150)	(24,916)	(22,742)
(Loss)/income before taxes	(66,962)	93,600	(26,311)	(95,006)	(11,071)	(49,655)	(72,175)
(Provision)/benefit from taxes	(25)	1	(38)	(298)	138	(37)	(226)
Net (loss)/income	(66,987)	93,601	(26,349)	(95,304)	(10,933)	(49,692)	(72,401)
Net loss/(income) attributable to non-controlling interests	14,782	(20,655)	5,815	22,464	3,213	15,311	22,348
Net (loss)/income attributable to Seritage	$(52,205)	$72,946	$(20,534)	$(72,840)	$(7,720)	$(34,381)	$(50,053)
Preferred dividends	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)
Net (loss)/income attributable to Seritage common shareholders	$(53,430)	$71,721	$(21,759)	$(74,065)	$(8,945)	$(35,606)	$(51,278)

Net (loss)/income per share attributable to Seritage Class A common shareholders - Basic	$(1.22)	$1.64	$(0.50)	$(1.73)	$(0.23)	$(0.92)	$(1.33)
Net (loss)/income per share attributable to Seritage Class A common shareholders - Diluted	$(1.22)	$1.64	$(0.50)	$(1.73)	$(0.23)	$(0.92)	$(1.33)
Weighted average Class A common shares outstanding - Basic	43,634	43,632	43,631	42,772	39,477	38,675	38,645
Weighted average Class A common shares outstanding - Diluted	43,634	43,632	43,631	42,772	39,477	38,675	38,645

Total Net Operating Income

March 31, 2022

(in thousands)

	Three Months Ended
NOI and Total NOI	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net (loss)/income	$(66,987)	$93,601	$(26,349)	$(95,304)	$(10,933)	$(49,692)	$(72,401)
Termination fee income	(277)	(388)	(379)	—	(2,611)	(1,314)	(5,300)
Management and other fee (income)	(1,821)	(434)	(184)	(279)	(135)	(174)	259
Depreciation and amortization	11,934	11,570	13,159	13,328	13,142	14,551	23,647
General and administrative expenses	9,092	9,947	8,780	11,990	11,232	(418)	11,203
Equity in loss of unconsolidated entities	33,076	202	5,535	2,327	1,162	2,161	335
Gain on sale of interests in unconsolidated entities	—	—	—	—	—	(1,758)	—
(Gain)/loss on sale of real estate, net	1,015	(156,602)	(22,774)	(18,097)	(24,208)	(28,596)	14,706
Impairment of real estate assets	991	25,773	3,814	64,539	1,700	47,701	14,594
Interest and other income	(11)	(1,083)	(48)	(530)	(7,624)	(934)	(1,986)
Interest expense	22,588	26,128	26,721	28,976	26,150	24,916	22,742
Provision/(benefit) for income taxes	25	(2)	38	298	(138)	37	226
Straight-line rent/(expense)	(721)	(236)	(1,005)	(1,238)	210	1,362	(1,774)
Above/below market rental (income)/expense	65	65	48	102	(39)	(116)	(1,541)
NOI	$8,969	$8,541	$7,356	$6,112	$7,908	$7,726	$4,710
Unconsolidated entities
Net operating income of unconsolidated entities	$1,846	$2,193	$666	$1,646	$2,437	$1,825	$1,481
Straight-line rent/(expense)	(328)	(309)	(272)	(168)	(137)	(274)	(136)
Above/below market rental (income)/expense	6	12	181	(29)	(33)	(97)	(76)
Termination fee (income)/expense	—	19	144	(9)	(742)	(534)	—
Total NOI	$10,493	$10,456	$8,075	$7,553	$9,433	$8,646	$5,979

Additional Information

March 31, 2022

(in thousands)

	As of	As of
Debt Summary	March 31, 2022	December 31, 2021
Term Loan Facility (drawn / undrawn)	$1,440,000 / 400,000	$1,440,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	March 31, 2022	December 31, 2021
Deferred expenses	$20,948	$20,780
Right of Use Asset	16,787	16,990
Other assets	11,940	9,826
Prepaid insurance	3,578	6,156
FF&E	1,808	2,055
Other prepaid expenses	3,155	4,169
Prepaid real estate taxes	2,612	1,807
Total prepaid expenses, deferred expenses and other assets	$60,828	$61,783

Additional Information

March 31, 2022

(in thousands)

	March 31, 2022	December 31, 2021
Accounts payable and accrued expenses	$34,155	$36,022
Accrued development expenditures	19,967	27,198
Accrued real estate taxes	11,508	11,751
Below-market leases	3,573	3,656
Environmental reserve	9,477	9,477
Lease liability	6,390	6,543
Prepaid rental income	5,947	6,478
Accrued interest	4,480	4,978
Deferred maintenance	1,722	1,722
Common and preferred dividends and OP Unit distributions payable	1,554	1,554

Total accounts payable, accrued expenses and other liabilities	$98,773	$109,379

Additional Information (cont’d)

March 31, 2022

(in thousands, except per share amounts)

	Three Months Ended March 31,
Rental Revenue Detail	2022	2021
Revenue
Rental income	$23,979	$21,539
Tenant reimbursements	4,828	6,996
Termination income	277	2,611
Total	$29,084	$31,146

	Three Months Ended March 31,
	2022	2021
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$721	$(210)
Joint ventures	328	137
Total	$1,049	$(73)

Net amortization of above/below market rental income/expense
Wholly-owned	$(65)	$39
Joint ventures	(6)	33
Total	$(71)	$72

Amortization of deferred financing costs	$(105)	$(106)
Share-based compensation expense	425	911

SNO Lease Summary

Multi-Tenant Retail

The table below provides a summary of all multi-tenant Retail signed leases as of March 31, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	149	3,919	72.3%	$67,369	88.6%	$17.19
SNO retail leases (1)	21	563	10.4%	8,648	11.4%	15.35
Total retail leases	170	4,482	82.7%	$76,017	100.0%	$16.96
(1) SNO = signed not yet opened leases.

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of December 31, 2021	25	566	$9,445	$16.68
Opened	(8)	(129)	(2,373)	18.37
Signed	3	123	1,444	11.75
Asset Category Changes (1)	1	3	132	38.00
As of March 31, 2022	21	563	$8,648	$15.35
(1) Represents SRG assets that were moved into the MT Retail category during the first quarter of 2022.

Premier Mixed-Use

The table below provides a summary of all signed leases at Premier assets as of March 31, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	18	76	16.9%	$4,515	23.6%	$59.23
SNO retail leases (1)	23	107	23.7%	8,373	43.8%	78.62
SNO office\ leases (1)	3	106	23.7%	6,218	32.6%	58.46
Total retail leases	44	289	64.3%	$19,106	100.0%	$66.09
(1) SNO = signed not yet opened leases.

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of December 31, 2021	22	163	$9,973	$61.04
Opened	(3)	(2)	(195)	81.22
Sold / Contributed to JVs / terminated	(1)	(36)	(1,002)	28.00
Signed	8	88	5,815	66.33
As of March 31, 2022	26	213	$14,591	$68.55

Top Tenants

March 31, 2022

(rent in thousands)

The following table lists the top tenants in the portfolio as of March 31, 2022, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of		Total	% of Total
Tenant	Leases	SF	Rent	Rent	Concepts / Brands
At Home	8	847,976	4,613	3.7%
Dick's Sporting Goods	12	780,970	12,512	10.0%	House of Sport
Burlington Stores	9	342,721	4,421	3.5%
Round One Entertainment	8	342,623	7,225	5.8%
Dave & Buster's	10	293,906	8,713	7.0%
Ross Dress For Less	11	243,771	2,960	2.4%	Ross Dress for Less, dd's Discounts
Nordstrom Rack	6	217,259	4,757	3.8%
TJX	9	184,116	2,356	1.9%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Cinemark	4	166,393	4,916	3.9%
Vasa Fitness	3	163,912	1,928	1.5%
Floor & Décor	2	143,548	1,691	1.4%
The Dump	1	139,265	1,114	0.9%
Bed Bath & Beyond	6	137,738	2,489	2.0%	Bed Bath & Beyond, buybuy Baby, Cost Plus World Market, andThat!
Primark	3	134,065	3,169	2.5%
Hobby Lobby	2	111,302	934	0.7%
Aldi	5	107,204	1,184	0.9%
AMC	2	99,218	2,803	2.2%
Amazon	2	99,193	5,435	1.5%
Forman Mills	1	94,000	675	0.5%
Stock and Field	1	86,581	216	0.2%
Total	105	4,735,759	74,111	56.3%

Multi-tenant Retail

Consolidated Properties

			Total	Leased	SNO		Outparcel	Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Opportunities	Acres	Significant Tenants (1)
12025 North 32nd Street	Phoenix	AZ	151,200	151,200	-	100.0%	-	11	At Home
575 Fletcher Parkway	El Cajon	CA	226,500	110,400	74,000	81.4%	2	20	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage
1191 Galleria Boulevard	Roseville	CA	122,700	63,000	44,800	87.9%	-	7	Cinemark, Round One Entertainment
40710 Winchester Road	Temecula	CA	118,500	112,800	-	95.2%	-	10	Round One Entertainment, Dick's Sporting Goods
145 West Hillcrest Drive	Thousand Oaks	CA	172,000	113,700	-	66.1%	-	11	Dave & Busters, DSW, Nordstrom Rack
19563 Coastal Highway	Rehoboth Beach	DE	108,600	75,900	-	69.9%	1	13	andThat!, PetSmart, Aldi
1460 West 49th Street	Hialeah	FL	106,300	106,300	-	100.0%	-	9	Aldi, Bed Bath & Beyond, Ross Dress for Less, dd’s Discounts
10700 Biscayne Boulevard	North Miami	FL	129,300	129,300	-	100.0%	-	11	Aldi, Burlington Stores, Ross Dress for Less, Michaels Stores
3111 East Colonial Drive	Orlando	FL	105,300	94,300	2,500	91.9%	3	18	Floor & Décor, Aspen Dental
2300 Tyrone Boulevard North	St. Petersburg	FL	134,700	126,900	7,800	100.0%	-	15	Dick's Sporting Goods, Five Below, PetSmart, Verizon
2860 South Highland Avenue	Lombard	IL	139,300	139,300	-	100.0%	-	8	The Dump
7503 West Cermak Road	North Riverside	IL	214,700	69,900	113,700	85.5%	-	13	Round One Entertainment, Aldi, Blink Fitness, Amita Health
2500 Wabash Avenue	Springfield	IL	119,400	106,000	13,400	100.0%	-	5	Binny's Beverage Depot, Burlington Stores, Marshalls
4201 Coldwater Road	Ft. Wayne	IN	84,200	-	76,700	91.1%	1	19	Five Below, HomeGoods, Bob's Discount Furniture
101 West Lincoln Highway	Merrillville	IN	171,300	163,000	-	95.2%	-	9	At Home, Dollar Tree
200 Grossman Drive	Braintree	MA	85,100	47,600	37,500	100.0%	-	34	Nordstrom Rack, Ulta Beauty
1302 Bridford Parkway	Greensboro	NC	168,200	168,200	-	100.0%	-	16	Floor & Décor, Gabriel Brothers
4700 2nd Avenue	Kearney	NE	64,900	64,900	-	100.0%	2	8	Ross Dress for Less, Five Below, Marshall's
1500 South Willow Street	Manchester	NH	105,700	80,400	-	76.1%	-	11	Dick's Sporting Goods, Dave & Buster's
1640 Route 22	Watchung	NJ	122,600	117,100	-	95.5%	-	12	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD
4000 Jericho Turnpike	East Northport	NY	179,800	93,300	74,300	93.2%	-	18	24 Hour Fitness, AMC, At Home
200 Eastview Mall	Victor	NY	139,700	119,600	-	85.6%	2	14	Dick's House of Sport
4100 Belden Village Avenue Northwest	Canton	OH	192,300	116,300	12,000	66.7%	2	19	Dick's Sporting Goods, Dave & Busters
160 North Gulph Road	King of Prussia (2)	PA	208,700	174,500	34,200	100.0%	1	14	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse, Dave & Busters
3801B Clemson Boulevard	Anderson	SC	117,100	117,100	-	100.0%	-	12	Burlington Stores, Sportsman's Warehouse, Golds Gym
7801 Rivers Avenue	Charleston	SC	106,200	52,900	-	49.8%	-	15	Burlington Stores
4570 Poplar Avenue	Memphis	TN	112,700	101,200	-	89.8%	-	11	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty
12625 North Interstate Highway 35	Austin	TX	52,700	45,000	-	85.4%	-	13	AMC
12605 North Gessner Road	Houston	TX	134,000	134,000	-	100.0%	-	11	At Home
201 Central Park Mall	San Antonio	TX	164,600	121,100	37,000	96.1%	1	17	Tru Fit, Bed Bath & Beyond, Buy Buy Baby
2010 North Main Street	Layton	UT	82,700	67,500	-	81.6%	-	7	Vasa Fitness
12000 Fair Oaks Mall	Fairfax	VA	212,700	154,400	-	72.6%	1	15	Dave & Busters, Dick's Sporting Goods
4588 Virginia Beach Boulevard	Virginia Beach	VA	132,000	132,000	-	100.0%	-	15	DSW, The Fresh Market, Nordstrom Rack, Smokey Bones
141 West Lee Highway	Warrenton	VA	71,300	62,200	-	87.2%	-	9	HomeGoods, Ulta, Five Below
5200 South 76th Street	Greendale	WI	217,600	133,700	-	61.4%	1	19	Dick's Sporting Goods, Round One Entertainment, TJ Maxx
5261 Arlington Avenue	Riverside - Retail	CA	33,200	12,200	21,000	100.0%	-	5	Bank of America, Aldi
1209 Plaza Drive	West Covina - Retail	CA	11,000	-	11,000	100.0%	-	7	VinFast
27001 U.S. 19 North	Clearwater	FL	215,200	75,500	-	35.1%	-	14	Whole Foods, Nordstrom Rack
1425 Central Avenue	Albany	NY	277,900	56,100	3,500	21.4%	-	21	Whole Foods, Ethan Allen
53 West Towne Mall	Madison	WI	110,600	110,600	-	100.0%	2	17	Dave & Busters, Total Wine & More, Hobby Lobby
Total			5,422,500	3,919,400	563,400	82.7%	19	533

(1)Based on signed leases as of March 31, 2022; GLA presented at the Company’s proportional share

(2)Property is subject to a ground lease

Residential

Consolidated Properties

			Land	Auxiliary	Auxiliary	Available To Lease
Property Address	City	State	Acres	Leased SF (1)	SNO SF (1)	Auxiliary GLA (1)	Significant Tenants (1)
7780 W Arrowhead Towne Center	Glendale	AZ	9	-	-	-	n/a
6515 East Southern Avenue	Mesa	AZ	5	16,800	-	-	Carvana
7611 West Thomas Road	Phoenix	AZ	5	-	-	-	n/a
5900 Sunrise Mall	Citrus Heights	CA	21	-	-	-	n/a
5901 Florin Road	Florin	CA	20	-	-	-	n/a
72880 Highway 111	Palm Desert	CA	7	-	-	-	n/a
5261 Arlington Avenue	Riverside - Resi	CA	14	-	-	-	n/a
3001 Iowa Avenue	Riverside	CA	13	38,100	-	94,500	Jack in the Box, Stater Brothers
100 Inland Center	San Bernardino	CA	20	-	-	-	n/a
1209 Plaza Drive	West Covina - Resi	CA	8	-	-	-	n/a
850 Hartford Turnpike	Waterford	CT	11	-	-	-	n/a
4125 Cleveland Avenue	Ft. Myers	FL	12	-	-	-	n/a
1675 West 49th Street	Hialeah	FL	15	-	7,400	137,800	Panera Bread
3800 US Highway 98 North	Lakeland	FL	12	-	-	-	n/a
20701 Southwest 112th Avenue	Miami	FL	15	-	-	-	n/a
8000 West Broward Boulevard	Plantation	FL	18	-	76,700	107,700	GameTime, Powerhouse Gym
3340 Mall Loop Drive	Joliet	IL	17	-	-	-	n/a
3207 Solomons Island Road	Edgewater	MD	14	-	-	-	n/a
15700 Emerald Way	Bowie	MD	11	-	-	-	n/a
14250 Buck Hill Road	Burnsville	MN	15	-	-	-	n/a
3001 White Bear Avenue North	Maplewood	MN	14	-	-	-	n/a
425 Rice Street	St. Paul	MN	17	100	-	-	n/a
310 Daniel Webster Highway	Nashua	NH	12	-	-	-	n/a
6950 West 130th Street	Middleburg Heights	OH	19	35,800	-	-	Carvana
7875 Johnnycake Ridge Road	Mentor	OH	20	-	-	-	n/a
1180 Southeast 82nd Avenue	Happy Valley	OR	12	45,000	-	99,300	Dick's Sporting Goods
2800 North Germantown Parkway	Cordova	TN	12	-	-	-	n/a
300 Baybrook Mall	Friendswood	TX	13	-	-	-	n/a
4000 North Shepherd	Houston	TX	12	-	-	-	n/a
6301 Northwest Loop 410	Ingram	TX	12	-	-	-	n/a
2501 Irving Mall	Irving	TX	18	7,500	5,000	-	CareNow, Chick-fil-A
Total			423	143,300	89,100	439,300

(1)Based on signed leases as of March 31, 2022; GLA presented at the Company’s proportional share

Residential

Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Land	Auxiliary	Auxiliary	Available To Lease
Mall Name	City	State	Joint Venture	Acres	Leased SF (1)	SNO SF (1)	Auxiliary GLA (1)	Significant Tenants (1)
Alderwood	Lynnwood	WA	GGP I JV	12	4,600	20,100	-	Dave & Busters, Cheesecake Factory
Total				12	4,600	20,100	-

Other
				Land	Auxiliary	Auxiliary	Available To Lease
Mall Name	City	State	Joint Venture	Acres	Leased SF (1)	SNO SF (1)	Auxiliary GLA (1)	Significant Tenants (1)
Stonebriar Centre	Frisco	TX	GGP I JV	11	-	-	-	n/a
Total				11	-	-	-

(1)Based on signed leases as of March 31, 2022; GLA presented at the Company’s proportional share

Premier Mixed-Use Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
19505 Biscayne Boulevard	Aventura	FL	215,400	-	135,100	62.7%	13	Retail, Office, Medical Office
5900 Glades Road	Boca Raton	FL	4,200	4,200	-	100.0%	19	Retail
195 North Broadway	Hicksville	NY	57,900	22,100	-	38.2%	30	Retail
13131 Preston Road	Dallas	TX	-	-	-	0.0%	23	Residential, Retail, Office
2200 148th Avenue Northeast	Redmond	WA	7,500	7,500	-	100.0%	15	Residential, Retail, Office
Total			285,000	33,800	135,100	59.3%	100

Joint Ventures

Invesco Real Estate Joint Venture Properties
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
302 Colorado Ave	Santa Monica	CA	Mark 302 JV	51,500	-	-	0.0%	3	Residential, Retail, Office
4575 La Jolla Village Dr	San Diego	CA	UTC JV	113,100	21,200	77,800	87.5%	13	Life Sciences / Office, Retail, Residential
Total				164,600	21,200	77,800	60.1%	16

(1)Based on signed leases as of March 31, 2022; GLA presented at the Company’s proportional share

Other Unconsolidated Entities

Other Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,800	-	-	0.0%	17	n/a
Coastland Center	Naples	FL	GGP II JV	33,700	29,700	4,000	100.0%	12	CMX Cinebistro, Uncle Julio’s
Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	50,200	52,500	73.1%	41	Cinemark, Dave & Busters, Yardhouse, BJ's Wholesale
Natick Collection	Natick (2)	MA	GGP I JV	95,400	44,300	-	46.4%	2	Dave & Busters, Open World Entertainment
Total				332,400	124,200	56,500	54.4%	72

Simon Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	-	-	0.0%	7	n/a
Briarwood	Ann Arbor	MI	Simon JV	85,300	-	-	0.0%	15	n/a
The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	-	-	0.0%	14	n/a
Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	-	-	0.0%	12	n/a
Barton Creek Square	Austin	TX	Simon JV	82,300	-	-	0.0%	16	n/a
Total				436,100	-	-	0.0%	64

Macerich Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Chandler Fashion Center	Chandler	AZ	Macerich JV	69,700	5,000	32,000	53.1%	10	Firestone
Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	-	-	0.0%	20	n/a
Vintage Faire Mall	Modesto	CA	Macerich JV	60,200	22,900	17,300	66.8%	12	Dave & Busters, Dick's Sporting Goods
Danbury Fair	Danbury	CT	Macerich JV	89,300	35,000	-	39.2%	12	Primark
Deptford Mall	Deptford	NJ	Macerich JV	95,900	74,600	-	77.8%	14	Dick's Sporting Goods, Round One Entertainment, Crunch Fitness
Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	33,300	-	48.0%	10	Primark
Washington Square Mall	Portland	OR	Macerich JV	110,000	-	-	0.0%	4	n/a
Total				633,300	170,800	49,300	34.8%	82

Other
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
1445 New Britain Ave	West Hartford	CT	West Hartford JV	81,800	58,700	1,900	74.1%	15	buybuy Baby, REI, Cost Plus World Market, Shake Shack, Saks OFF 5th
126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	65,600	-	81.9%	12	HomeGoods, Michaels Stores, OneLife Fitness, Ashley Furniture
12625 North Interstate Highway 35	Austin	TX	RD Development JV	-	-	-	0.0%	11	n/a
5901 Duke Street	Alexandria	VA	Foulger Pratt/ Howard Hughes	-	-	-	0.0%	41	n/a
20700 South Avalon Boulevard	Carson	CA	Carson Investment	36,400	21,900	-	60.2%	13	Burlington Stores, Chipotle, Ross Dress for Less
Total				198,300	146,200	1,900	74.7%	92

(1)Based on signed leases as of March 31, 2022; GLA presented at the Company’s proportional share

(2) Property is subject to a ground lease

Non-core Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
700 East Northern Lights Boulevard	Anchorage	AK	158,500	134,000	-	84.5%	18	Guitar Center, Nordstrom Rack, Planet Fitness, Safeway
3930 McCain Boulevard	North Little Rock	AR	177,100	13,000	-	7.3%	15	Aspen Dental, Longhorn Steakhouse
2250 El Mercado Loop	Sierra Vista	AZ	94,700	-	-	0.0%	7	n/a
5950 East Broadway Boulevard	Tucson	AZ	218,800	50,600	-	23.1%	20	Round One Entertainment
3150 South 4th Avenue	Yuma	AZ	90,400	-	-	0.0%	15	n/a
42126 Big Bear Boulevard	Big Bear Lake	CA	80,000	4,000	-	5.0%	7	Subway, Wells Fargo Bank
3751 South Dogwood Road	El Centro	CA	139,700	9,700	-	6.9%	13	n/a
3636 North Blackstone Avenue	Fresno	CA	216,600	43,400	-	20.0%	13	Ross Dress for Less, dd's Discounts
1011 West Olive Avenue	Merced	CA	98,200	-	5,600	5.7%	9	Chilis
1855 Main Street	Ramona	CA	107,500	14,700	-	13.7%	11	Dollar Tree
1700 North Main Street	Salinas	CA	136,200	-	35,500	26.1%	10	Burlington, Raising Cane's
2180 Tully Road	San Jose	CA	262,500	-	-	0.0%	22	n/a
200 Town Center East	Santa Maria	CA	108,600	-	-	0.0%	7	n/a
3295 East Main Street	Ventura	CA	178,600	-	-	0.0%	2	n/a
100 Westminster Mall	Westminster	CA	197,900	-	-	0.0%	14	n/a
10785 West Colfax Avenue	Lakewood	CO	153,000	-	-	0.0%	8	n/a
1400 East 104th Avenue	Thornton	CO	203,100	61,700	-	30.4%	23	Vasa Fitness
1625 Northwest 107th Avenue	Doral	FL	212,900	-	-	0.0%	13	n/a
3100 Southwest College Road	Ocala	FL	146,200	-	-	0.0%	11	n/a
733 North Highway 231	Panama City	FL	139,300	-	-	0.0%	15	n/a
7171 North Davis Highway	Pensacola	FL	7,200	7,200	-	100.0%	14	Bubba's 33
8201 South Tamiami Trail	Sarasota	FL	212,400	-	-	0.0%	15	n/a
4600 1st Avenue Northeast	Cedar Rapids	IA	146,000	-	-	0.0%	12	n/a
1405 South Grand Avenue	Charles City	IA	96,600	-	-	0.0%	11	n/a
2307 Superior Street	Webster City	IA	40,800	-	-	0.0%	4	n/a
5050 South Kedzie Avenue	Chicago	IL	120,700	17,200	-	14.3%	9	Chuck E Cheese
3231 Chicago Road	Steger	IL	87,400	-	-	0.0%	3	n/a
3101 Northview Drive	Elkhart	IN	86,600	86,600	-	100.0%	8	n/a
3010 Fort Campbell Boulevard	Hopkinsville	KY	85,100	64,600	-	75.9%	13	Bargain Hunt, Farmer's Furniture, Harbor Freight
5101 Hinkleville Road	Paducah	KY	97,300	64,400	-	66.2%	9	Burlington Stores, Ross Dress for Less
5715 Johnston Street	Lafayette	LA	194,900	-	-	0.0%	16	n/a
1325 Broadway	Saugus	MA	210,700	-	-	0.0%	15	n/a
417 Main Street	Madawaska	ME	49,700	-	-	0.0%	2	n/a
1560 US 31 South	Manistee	MI	94,700	-	-	0.0%	12	n/a
32123 Gratiot Avenue	Roseville	MI	364,600	154,600	-	42.4%	20	At Home, Hobby Lobby
2760 I-75 Business Spur	Sault Ste. Marie	MI	92,700	-	-	0.0%	5	n/a
3100 Washtenaw Road	Ypsilanti	MI	91,700	91,700	-	100.0%	11	At Home
1 Flower Valley Shopping Center	Florissant	MO	119,000	4,300	-	3.6%	11	n/a
3700 South Campbell Avenue	Springfield	MO	112,900	112,900	-	100.0%	8	At Home
2308 Highway 45 North	Columbus	MS	117,100	-	-	0.0%	15	n/a
50 Fox Run Road	Portsmouth	NH	127,100	-	-	0.0%	13	n/a
77 Rockingham Park Boulevard	Salem	NH	251,600	123,800	-	49.2%	12	Cinemark, Dick's Sporting Goods
4000 Meadows Lane	Las Vegas	NV	130,300	42,500	-	32.6%	11	Round One Entertainment
5400 Meadowood Mall Circle	Reno	NV	162,700	41,300	-	25.4%	3	Round One Entertainment
4155 State Route 31	Clay	NY	146,500	-	-	0.0%	11	n/a
2801 West State Street	Olean	NY	120,700	55,400	-	45.9%	13	Marshall's, Ollie's Bargain Hunt
317 Greece Ridge Center Drive	Rochester	NY	128,500	-	-	0.0%	14	n/a
171 Delaware Avenue	Sidney	NY	94,400	-	-	0.0%	19	n/a
600 Lee Boulevard	Yorktown Heights	NY	160,000	38,500	-	24.1%	12	24 Hour Fitness
2700 Miamisburg Centerville Road	Dayton	OH	180,200	13,400	-	7.4%	22	Outback Steakhouse
3408 West Central Avenue	Toledo	OH	218,700	-	-	0.0%	11	n/a
4400 South Western Avenue	Oklahoma City	OK	223,700	50,300	-	22.5%	19	Vasa Fitness
400 North Best Avenue	Walnutport	PA	121,200	-	-	0.0%	17	n/a
400 Calle Betances	Caguas	PR	138,700	-	-	0.0%	8	n/a
Plaza Carolina Station	Carolina	PR	198,000	-	-	0.0%	11	n/a
650 Bald Hill Road	Warwick	RI	131,500	123,100	-	93.6%	20	At Home, Hook & Reel, Skechers, Chuck E Cheese
9484 Dyer Street	El Paso	TX	114,200	99,100	-	86.8%	11	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores
2 Orland Square Drive	Orland Park	IL	140,000	-	-	0.0%	16	n/a
2100 Southfield Road	Lincoln Park	MI	297,900	-	-	0.0%	16	n/a
1401 Greenbrier Parkway	Chesapeake	VA	169,700	-	-	0.0%	15	n/a
Total			8,803,500	1,522,000	41,100	17.8%	740

(1)Based on signed leases as of March 31, 2022; GLA presented at the Company’s proportional share

REA Status by Sites and Category

	No / Expired REA	Expires in <5 years	Expires in >5 years	Total
Joint Venture (Mall REIT)	1	1	15	17
Joint Venture (Other)	1	-	3	4
Joint Venture (Residential)	4	-	1	5
Multi-Tenant Retail	12	1	27	40
Premier Mixed-use	5	1	1	7
ResiCo	6	4	18	28
Sell	23	4	33	60
Total	52	11	98	161
% of Total	32%	7%	61%	100%

Non-GAAP Financial Measures

The Company makes reference to NOI and Total NOI which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

Neither of NOI or Total NOI are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. Other real estate companies may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other real estate companies. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.